                                                                    Exhibit 99.2


                               FIRST AMENDMENT TO
                     FORBEARANCE AND MODIFICATION AGREEMENT



EFFECTIVE DATE.            AS OF FEBRUARY 1, 2001


PARTIES.

                           BANK ONE, ARIZONA, NA, as administrative agent for Banks that are parties to the Credit Agreement (defined below) and as a Bank ("Bank One"); FLEET NATIONAL BANK, as Documentation Agent, and as a Bank ("Fleet"); and IMPERIAL BANK ("Imperial"), as a Bank. Bank One, Fleet, and Imperial are sometimes individually referred to as a Bank and collectively as the "Banks".

                           HYPERCOM CORPORATION, a Delaware corporation
                           ("Hypercom"), and each of its undersigned
                           Subsidiaries, Affiliates, and other parties obligated under the Credit Documents to Banks (hereinafter individually and collectively referred to as "Borrower").


                  This First Amendment to Modification and Forbearance Agreement (the "First Amendment") is made by and among Banks and Borrower. For present and fair consideration, the receipt and sufficiency of which are hereby acknowledged, Banks and Borrower confirm and agree as follows:

RECITALS.

         A. Loans from Banks to Borrower. Banks and Hypercom are parties to the "Credit Agreement" dated as of August 31, 2000 (the "Credit Agreement"). Under the Credit Agreement, Banks have made available to Hypercom loans and other financial accommodations (including an RLC and Letters of Credit, collectively, the "Loans") in the committed amount of $60,000,000.

         B. Obligations Owing from Borrower to Banks. Computed as of January 26, 2001, Hypercom is indebted as follows to Banks: (i) in the amount of $46,177,284.51 for unpaid principal; (ii) in the amount of $552,896.90 in interest accrued at the non-default rate (exclusive of any adjustment in the interest rates owed by Borrower under Section 6.1 below); and (iii) in additional amounts for accrued and accruing interest, recoverable costs (including reasonable attorneys' fees), certain indemnities, and other expenses.

         C. Collateral Held By Banks for Satisfaction of Obligations Owing from Borrower. As security for satisfaction of the Obligations owing from Borrower, Banks hold valid and perfected, first and prior liens in (among other things) the Collateral described in the Security Agreements executed by Borrower in conjunction with the Credit Agreement. In addition, Banks hold valid and perfected, first and prior liens on the Additional Collateral described in the "Forbearance and Modification Agreement" dated as of November 14, 2000 (the "Forbearance Agreement") executed by Borrower and delivered to Banks on or about December 22, 2000. Unless otherwise indicated, capitalized terms used in this First Amendment correspond to the capitalized terms used in the Forbearance Agreement. The lien and security interests held by the Banks are evidenced by (among other things) the Security Documents, the Forbearance Agreement, and all other related Credit Documents executed and delivered by Borrower to Banks.

         D. No Defenses. Borrower has no defenses, offsets, counterclaims, or adverse claims of any kind or amount with respect to the Obligations. In addition, Borrower has no defenses, offsets, counterclaims, or adverse claims of any kind with respect to the Collateral and the Additional Collateral interests held by Banks as security for satisfaction of the Obligations.

         E. Identified Defaults. As identified on Exhibit "A" to this Forbearance Agreement, Borrower is in default of certain of the financial covenants contained in the Credit Agreement (the "Identified Defaults").

         F. Request for Certain Forbearance and Loan Modifications. Borrower initially requested that Banks forbear from exercising their rights and remedies with respect to certain of the "Identified Defaults" through December 31, 2000, or, if extended pursuant to the terms of this Forbearance Agreement, through January 31, 2001. In addition, Borrower requested that Banks modify certain terms and conditions of the Credit Documents. Borrower now requests from Banks additional forbearance and additional modifications to the Credit Documents and to the Forbearance Agreement. Although Banks are under no obligation to do so, Banks are willing to provide Borrower with additional limited forbearance, and Banks are willing to provide additional limited modification of the Credit Documents and the Forbearance Agreement upon the terms and conditions set forth herein. The forbearance under this First Amendment, like the forbearance provided in the Forbearance Agreement, is being provided by Banks to allow Borrower to secure replacement financing to satisfy indefeasibly the entire amount of the Obligations owing to Banks under the Credit Documents.

PROVISIONS.

         1. Accuracy of Recitals. Borrower acknowledges that the Recitals set forth above are true, accurate and correct. The Recitals are incorporated into these Provisions without any difference or distinction between the two (2) segments of this First Amendment.

         2. Reaffirmation of Loans. Except as expressly modified by this First Amendment, Borrower reaffirms all of its Obligations under the Credit Documents and under the Forbearance

Agreement.

         3. Extension of Forbearance Period. Provided that Borrower satisfies all of the terms and conditions of the Forbearance Agreement, and provided that Borrower satisfies all of the terms and conditions of this First Amendment, the Forbearance Period may be extended as follows:

--------------------------------------------------------------------------------
      EXTENSION OF                                   CONDITIONS
   FORBEARANCE PERIOD
--------------------------------------------------------------------------------
From 1/31/01 through 2/15/01.           By February 1, 2001, Borrower will pay
                                        Banks $1,500,000 to be applied toward a
                                        permanent reduction of the outstanding
                                        Obligations, and Borrower will pay Banks
                                        an Extension Fee of $50,000.

From 2/16/01 through 2/28/01.           By February 16, 2001, Borrower will (i)
                                        pay Banks an Extension Fee of $50,000;
                                        and (ii) deliver to Banks a binding
                                        commitment reasonably acceptable to
                                        Banks for financing (the "Take Out
                                        Financing") in an amount sufficient to
                                        satisfy the Obligations in full by March
                                        31, 2001. By February 21, 2001, Borrower
                                        will pay Banks $3,000,000 to be applied
                                        toward a permanent reduction of the
                                        outstanding Obligations.

From 3/1/01 through 3/15/01.            By February 28, 2001, Borrower will (i)
                                        pay Banks an Extension Fee of $50,000;
                                        and (ii)deliver to Banks a binding
                                        commitment reasonably acceptable to
                                        Banks for the sale of assets or for
                                        financing in the amount sufficient to
                                        reduce the Obligations to $32,000,000 on
                                        or before March 31, 2001, such that the
                                        Take Out Financing will be sufficient to
                                        repay the Obligations indefeasibly and
                                        in full at the end of the extended
                                        Forbearance Period. By March 7, 2001,
                                        Borrower will pay Banks $3,000,000 to be
                                        applied toward a permanent reduction of
                                        the outstanding Obligations.

From 3/16 through 3/31/01.              By March 15, 2001, Borrower will pay
                                        Banks an Extension Fee of $50,000. By
                                        March 21, 2001, Borrower will pay Banks
                                        $3,000,000 to be applied toward a
                                        permanent reduction of the outstanding
                                        Obligations. Borrower may prepay all or
                                        a portion of the payments required in
                                        this First Amendment from any proceeds
                                        generated by the sale or financing of
                                        assets accomplished pursuant to the
                                        Section 5.6 of the Forbearance Agreement
                                        as modified by Section 4.2 of this First
                                        Amendment.

          4. Modifications. The Credit Documents and the Forbearance Agreement are hereby modified and amended as described below. In the event of any conflict between the terms of the Credit Documents, the terms of this Forbearance Agreement, and the terms of this First Amendment, this First Amendment shall control.

                    4.1 Increase in Certain Interest Rates. Effective as of February 1, 2001, the non- default interest rate on the RLC is Prime Rate plus 3.25% per annum, the Default Rate on the RLC is Prime Rate plus 6.25% per annum. Effective as of February 16, 2001, the non-default interest rate on the RLC is Prime Rate plus 3.5% per annum, the Default Rate on the RLC is Prime Rate plus 6.5% per annum. Effective as of March 1, 2001, the non-default interest rate on the RLC is Prime Rate plus 3.75% per annum, the Default Rate on the RLC is Prime Rate plus 6.75% per annum. Effective as of March 15, 2001, the non-default interest rate on the RLC is Prime Rate plus 4% per annum, the Default Rate on the RLC is Prime Rate plus 7% per annum. Effective as of March 1, 2001, the non-default interest rate on the RLC is Prime Rate plus 3.75% per annum, the Default Rate on the RLC is Prime Rate plus 6.75% per annum.

                    4.2       Pursuit of Certain Sales and Financings. Section
5.6 of the Forbearance Agreement is modified to provide that Borrower will deliver to Banks one hundred percent (100%) of the net proceeds of any asset sales, new financing, equity sales, or equity infusions obtained by Borrowers during the Forbearance Period as extended by this First Amendment.

                    4.3 Elimination of Sequestration Requirement. Effective as December 22, 2000, Section 6.6 of the Forbearance Agreement is deleted and replaced with the following:

                    Borrower is limited to payment of the expenses (in kind and in amount) listed on the Cash Flow Forecast attached to this First Amendment as Exhibit "A," along with the payment of the Obligations, the Extension Fees, and the Reimbursable Costs as set forth herein.

                    4.4 Limits on Funding of Golden Leasing. Section 6.9 of the Forbearance Agreement is modified to provide that, so long as Borrower satisfies all other terms and conditions of the Forbearance Agreement as amended by this First Amendment: (i) $750,000 of Hypercom cash may be used between February 1, 2001 and February 15, 2001 for the funding of Golden Eagle Leasing; and (ii) an additional $750,000 of Hypercom cash may be used between February 16, 2001 and February 28, 2001 for the funding of Golden Eagle Leasing.

                    4.5 Financial Information. In addition to any reports or financial information required under the Credit Documents and under the Forbearance Agreement, Borrower will furnish to the Banks at least weekly a report on selected bank accounts in form and substance similar to the report which is attached to this Amendment as Exhibit "B."

          5. Conditions Precedent. Before this First Amendment becomes effective and Banks become obligated under it, and in addition to any other conditions stated in this First Amendment and in the Forbearance Agreement, all of the following conditions shall have been satisfied at Borrower's sole cost and expense in a manner acceptable to Banks:

                    5.1 Receipt of Documents. Banks will have received fully executed originals of this First Amendment and any other documents that Banks may require or request in accordance with this First Amendment, the Forbearance Agreement, and the Credit Documents, all in such form as Banks may require in their reasonable discretion.

                    5.2 Reimbursement of Banks' Costs and Expenses. Banks will have received in immediately available funds all outstanding Reimbursable Costs incurred by Banks in connection with the Forbearance Agreement and this First Amendment. Upon execution of this First Amendment, Borrower will pay Banks their current Reimbursable Costs in the aggregate amount of $70,591.42, payable as follows: (i) $17,500 to Quarles & Brady Streich Lang for services rendered through January 25, 2001 as counsel for the Banks as a group; (ii) $51,591.42 to Alvarez & Marsal, Inc., for services rendered through January 15, 2000 as financial consultants for the Banks; and (iii) $1,500, payable to Bank One as and for its Reimbursable Costs. Thereafter, Borrower will pay all additional Reimbursable Costs incurred by Banks during the course of the Forbearance Period within seven (7) business days of delivery of any invoice for payment of Reimbursable Costs.

                    5.3 Forbearance From Other Lenders. During the Forbearance Period, and except for an Amoritzation Event claimed by Bank One Capital Markets Conduit Financing, no other lender, creditor, or lessor will enforce its rights or remedies in relation to any default committed by Borrower under any loan agreement, lease agreement, security agreement, or other financial agreement. In addition, and consistent in scope and time with the forbearance provided by the Banks, Borrower will obtain and maintain at least through the Forbearance Period forbearance for defaults of obligations owing to its other major lenders (the "Other Forbearance Agreements"), including direct lenders (like Webster Bank, Tokyo Leasing, and Bank One, Arizona, NA) that provide financing for Borrower and its Subsidiaries and Affiliates, including Golden Eagle. Copies of the Other Forbearance Agreements will be delivered to the Banks.

          6. Borrower's Representations and Warranties. Borrower represents and warrants to Banks as follows:

                    6.1 Accuracy of Representations in First Amendment, Forbearance Agreement and Credit Documents. All representations and warranties made and given by Borrower in this First Amendment, in the Forbearance Agreement, and in the Credit Documents are accurate and correct.

                    6.2 No Default. Other than the Identified Defaults, no Event of Default has occurred and is continuing under the Credit Documents, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

                    6.3 Property. To the extent applicable, Borrower lawfully possesses and holds a 100% ownership interest in all of the Collateral and the Additional Collateral for the Obligations. Borrower owns all of the Collateral and the Additional Collateral for the Obligations free and clear of any defects, reservations of title and conditional sales contracts, and free and clear of any Liens and security interests other than the Liens and security interests in favor of Banks. There is no financing statement affecting any Collateral or the Additional Collateral for the Obligations on file in any public office except for financing statements in favor of Banks.

                    6.4 Borrowing Entity. Each Borrower entity is a corporation which is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. There have been no changes in the organization, composition, ownership, structure or formation documents of Borrower since the inception of the Obligations. In each state and country in which Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes.

                    6.5 Authorization. This First Amendment, and any instrument or agreement required hereunder, are within Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers.

                    6.6 Enforceable Credit Documents/No Conflicts. The Credit Documents, the Forbearance Agreement, and this First Amendment are legal, valid and binding agreements of Borrower, enforceable in accordance with their respective terms, and any instrument or agreement required hereunder or thereunder, when executed and delivered, is (or will be) similarly legal, valid, binding and enforceable. This First Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound.

                    6.7 Financial Information. All financial and other information (including, but not limited to the Cash Flow Reports) that has been or will be supplied to Banks is:

                              (a)       Sufficiently complete to give Banks
accurate knowledge of Borrower's financial condition;

                              (b)       In form and content required by Banks;
and

                              (c)       In compliance with all government
regulations that apply.

          7. Borrower Acknowledgments. Borrower hereby acknowledges and agrees that:

                    7.1 No Breach By Banks. Each of the Banks (including all of its predecessors) has not breached any duty to Borrower in connection with the Obligations or the Credit Documents or the Forbearance Agreement, and each Bank (including all of its predecessors) has fully performed all obligations it may have had or now has to Borrower.

                    7.2 Interest, Fees, and Other Charges. All interest, fees (including the Extension Fees under section 2 above) or other charges (including the Reimbursable Costs under section 5.2 above) imposed, accrued, or collected by Banks (including all their predecessors) under the Credit

Documents, the Forbearance Agreement, and this First Amendment, and the method of computing the interest, fees, or other charges, were and are reasonable, proper, and agreed to by Borrower and were properly computed and collected.

                    7.3 No Waiver. By entering into this First Amendment, Banks do not waive any existing defaults (including the Identified Defaults) or any defaults hereafter occurring, and Banks do not become obligated to waive any condition or obligation in any agreement between or among any of the parties hereto.

                    7.4 No Future Obligations. Banks have no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, and Banks have no obligation to provide additional forbearance or to extend further accommodations to Borrowers.

                    7.5 No Third Party Beneficiaries. This First Amendment is not intended for, and shall not be construed to be for, the benefit of any person not a signatory hereto.

                    7.6 Loan Balances. The outstanding balances owing on the Obligations, as described in this First Amendment, are true and correct.

                    7.7 Fair Consideration. All payments made and Liens granted by Borrower to Banks under the Credit Documents, the Forbearance Agreement, and this First Amendment are for fair consideration and reasonably equivalent value.

                    7.8 Notice of Identified Defaults. Borrower has received or waives all notice required from Banks under the Credit Documents with respect to the Identified Defaults; and, subject to the terms and conditions of the Forbearance Agreement and this First Amendment, Banks presently are free to exercise all of their rights and remedies under the Credit Agreement as a result of the Identified Defaults committed by Borrower.

          8. Release of Banks. In consideration of the agreements of Banks set forth in this First Amendment, Borrower and all of its respective heirs, personal representatives, predecessors, successors and assigns (individually and collectively, the "Releasors"), hereby fully release, remise, and forever discharge Banks, the parents of Banks and all other affiliates and predecessors of Banks, and all past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers of Banks, for, from, and against any and all claims, counterclaims, liens, demands, causes of action, controversies, offsets, obligations, losses, damages and liabilities of every kind and character whatsoever, including, without limitation, any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder, that the Releasors, or any one of more of them, has had in the past, or now has, whether known or unknown, whether asserted or unasserted, by reason of any matter, cause or thing set forth in, relating to or arising out of, of in any way connected with or resulting from, the Loans, the Obligations, the Credit Documents, the Forbearance Agreement, and this First Amendment.

          9. No Prejudice; Reservation of Rights. Except for the limited forbearance specifically set forth herein, this First Amendment shall not prejudice any rights or remedies of Banks under the Credit Documents or under the Forbearance Agreement. Except for the limited forbearance specifically set forth herein, each Bank reserves, without limitation, all of its rights against any Borrower, indemnitor, guarantor, or endorser of any of the Credit Documents and the Forbearance Agreement and any other party liable in any way for satisfaction of the Obligations or other losses suffered by Banks.

          10. No Impairment/Security. Except as otherwise specifically set forth herein, the Credit Documents and the Forbearance Agreement remain unaffected by this First Amendment and all of the Credit Documents and the Forbearance Agreement shall remain in full force and effect. Borrower's payment and performance of Borrower's various Obligations to Banks under the Credit Documents and the Forbearance Agreement, including all extensions, amendments, renewals or replacements thereof, continue to be and shall be secured by the Liens arising under the Credit Documents and the Forbearance Agreement. Nothing contained herein shall be deemed a waiver of any of the rights and remedies that any of the Banks may have against Borrower or any other party, or of any of Banks' rights and remedies arising out of the Credit Documents or the Forbearance Agreement.

          11. Integration. The Credit Documents, the Forbearance Agreement, and this First Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Credit Documents and the Forbearance Agreement; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this First Amendment and the terms, conditions, or provisions of any other agreement or instrument, including any of the other Credit Documents and the Forbearance Agreement, the terms, conditions and provisions of this First Amendment shall prevail. No modification of this First Amendment or the Credit Documents and the Forbearance Agreement shall be effective unless in writing and signed by the applicable parties to be bound thereby.

          12. Counterparts. This First Amendment and any attached consents or exhibits requiring signatures may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

          13. Invalidity. If any court of competent jurisdiction determines any provision of this First Amendment or any of the Credit Documents or the Forbearance Agreement to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of this First Amendment, the Forbearance Agreement, or the Credit Documents.

          14. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, Borrower may not transfer its rights under the First Amendment, the Forbearance Agreement, or the Credit Documents without the prior written consent of Banks. Each of the Banks may transfer its rights under this First Amendment, the Forbearance Agreement, or the Credit Documents to any successor in interest.

          15. Default. The failure of Borrower to comply with any provision of this First Amendment or the failure of Borrower to comply with the terms and conditions of the Credit Documents and the Forbearance Agreement (other than the Identified Defaults) shall constitute an Event of Default and shall entitle Banks to exercise any and all of their rights and remedies under the Credit Documents, the Forbearance Agreement, and this First Amendment.

          16. No Waiver. No failure to exercise, and no delay in exercising any right, power or remedy under any of the Credit Documents, the Forbearance Agreement, or this First Amendment shall impair any right, power or remedy that Banks may have, nor shall such delay be construed to be a waiver of any of such rights, powers or remedies. No waiver of any default or breach of Borrower shall be a waiver of any other default or breach or of any default or breach subsequently occurring. Banks shall not be deemed to have waived any right, power, or remedy except in writing signed by an officer of Banks expressly stating that it is a waiver of same right, power or remedy.

          17. No Consent. Except as specifically provided in this First Amendment, no express or implied consent to any further forbearance or modifications involving any of the matters set forth in this First Amendment or otherwise shall be inferred or implied by Banks' execution of this First Amendment or any other action of Banks. Banks' execution of this First Amendment shall not constitute a waiver, either express or implied, of the requirement that any further forbearance or modification of the Credit Documents or the Forbearance Agreement shall require the express written approval of Banks. Each of the Banks must provide any consent required from the Banks under this First Amendment.

          18. Cumulative Remedies. The rights and remedies of Banks under this First Amendment, the Forbearance Agreement, and the Credit Documents are cumulative and not exclusive of any rights or remedies that Banks would otherwise have, and may be pursued at any time and from time to time and in such order as Banks shall determine in their sole discretion.

          19. Mutual Agreement. The parties hereto agree that the terms and provisions of this First Amendment embody their mutual intent and that such terms and provisions are not to be construed more liberally in favor, or more strictly against, any party. This First Amendment shall not be construed as if it had been prepared by one of the parties, but rather as if it had been prepared by all of the parties.

          20. Time is of the Essence. Time is of the essence of this First Amendment, the Forbearance Agreement, and the Credit Documents.

          21. Headings. Section headings are for reference only and shall not affect the interpretation or meaning of any provisions of this First Amendment.

          22. Further Performance. Borrower, whenever and as often as shall be requested by the Banks, shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered such further instruments and documents and to do any and all things as may be requested by Banks in order to carry out the intent and purpose of this First Amendment, the Forbearance Agreement, and the Credit Documents.

          23. Survival. The representations, warranties, acknowledgments, and agreements set forth herein shall survive the termination of this First Amendment.

          24. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of Banks, Borrower, and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed on the dates set forth below to be effective as of the day and year set forth above.

                            SIGNATURE PAGE TO FOLLOW

                                        "BANKS"



                                        BANK ONE, ARIZONA, NA,



Dated:  February 6, 2001                By:  /s/ Bonnie D. Wilson
      --------------------------           -------------------------------------
                                        Name: Bonnie D. Wilson
                                        Title: 1st Vice President



                                        FLEET NATIONAL BANK



Dated:  February 6, 2001                By:  /s/ Jeffrey Robinson
      --------------------------           -------------------------------------
                                        Name: Jeffrey Robinson
                                        Title: Senior Vice President



                                        IMPERIAL BANK



Dated:  February 7, 2001                By:  /s/ Craig Hoskin
      --------------------------           -------------------------------------
                                        Name: Craig Hoskin
                                        Title: Senior Vice President

                                        "BORROWER"



                                        HYPERCOM CORPORATION, a Delaware
                                        corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Executive Vice President
                                              ----------------------------------



                                        HYPERCOM U.S.A., INC., a Delaware
                                        corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------



                                        GOLDEN EAGLE LEASING, INC., f/k/a
                                        Hypercom Financial, Inc. (Arizona), an
                                        Arizona corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  President
                                              ----------------------------------



                                        HYPERCOM HORIZON, INC., a Missouri
                                        corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------

                                        HYPERCOM INC., a/k/a Hypercom (Arizona),
                                       Inc.,  an Arizona corporation


Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------



                                        HYPERCOM TRANSACTION NETWORK, INC.
                                        (Arizona), an Arizona corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------



                                        HYPERCOM MANUFACTURING RESOURCES, INC.,
                                        (Arizona) an Arizona corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------



                                        HYPERCOM LATINO AMERICA, INC.
                                        (Arizona), an Arizona corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------



                                        ePICNETZ, INC., a Nevada corporation



Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
      --------------------------           -------------------------------------
                                        Name:   Jonathon E. Killmer
                                             -----------------------------------
                                        Title:  Corporate Secretary
                                              ----------------------------------

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                                        HYPERCOM EUROPE LIMITED, INC. (Arizona)


Dated:  February 1, 2001                By: /s/ Jonathon E. Killmer
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                                        Name:   Jonathon E. Killmer
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                                        Title:  Corporate Secretary
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